SECURITIES AND EXCHANGE COMMISSION

                       WASHINGTON, DC 20549

                             _______

                             FORM 8-K

                          CURRENT REPORT
              PURSUANT TO SECTION 13 OR 15(d) OF THE
                 SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported) December 13,
1995


                            Lechters, Inc.
      (Exact Name of Registrant as Specified in its Charter)



     New Jersey                  0-17870           13-2821526
(State or Other Jurisdiction   (Commission      (IRS Employer
     of Incorporation)         File Number)   Identification No.)


One Cape May Street, Harrison, NJ                  07029-9998
(Address of Principal Executive Offices)           (Zip Code)


Registrant's telephone number, including area code (201) 481-1100


  (Former Name or Former Address, if Changed Since Last Report)




                       Page 1 of 19 pages.
                   Exhibit index is on page 2.


Item 8.  Change in Fiscal Year

On December 13, 1995, the Board of Directors of Lechters, Inc. (the "Company") amended the Bylaws of the Company, which amendment became effective immediately, to (i) change the end of the 1996 fiscal year from January 27, 1996 to February 3, 1996, which period will be reported in the Company's Annual Report on Form 10-K for the fiscal year ended February 3, 1996; and (ii) change the calculation of the beginning and ending date of each subsequent fiscal year. A copy of the amended Bylaws of the Company is set forth as Exhibit 3.

Exhibit Index

Exhibit 3 -    Bylaws of Lechters, Inc. as amended on December
               13, 1995.


                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    LECHTERS, INC.
                                      (Registrant)


Date December 27, 1995        BY /s/ IRA S. ROSENBERG
                              Name:  Ira S. Rosenberg
                              Title: Vice President, Secretary
                                        and Corporate Counsel